EXHIBIT 10.1


Master                       Hongkong Bank Leasing                         Lease
Equipment              Division of Hongkong Bank of Canada       Number 998011BC
Lease                  4th Floor - 885 West Georgia Street
                      Vancouver, British Columbia, V6C 3EL9


Lessor   Hongkong Bank of Canada

Lessee   MULTICORP HOLDINGS INC.

Address  3137 GRANDVIEW HIGHWAY

         VANCOUVER, ElC, V5M 3E9

1. LEASE. Lessor leases to Lessee and Lessee leases from Lessor the collateral described in the Schedule(s) annexed hereto together with all parts, accessories and equipment, now or hereafter attached to or forming a part thereof and Lessee grants a security interest in all proceeds therefrom including all types and kinds of personal property including, without limitation, trade-ins, accounts, building materials, chattel paper, contracts, contract rights, documents of title, rental payments, insurance payments, fixtures, instruments, money, inventory, leases, securities, equipment and any other goods or intangibles received as a result of the said goods, chattels and movable property being sold, dealt with or otherwise disposed of (the foregoing collateral and proceeds being herein called the "Collateral"). Each schedule shall constitute a separate lease of the collateral described therein from Lessor to Lessee on the terms, covenants and conditions set forth herein and in each Schedule.

2.   RENT.

     (a) The rent described in each Schedule shall be payable, at the times specified in such Schedule, to Lessor at 4th floor - 885 West Georgia Street, Vancouver, British Columbia, V6C 3E9 or such other place as Lessor may, in writing, designate. Any overdue payment of rent or any other sum due hereunder shall bear interest from the due date to the date of payment at the rate of the Prime Rate plus 3.0% per annum calculated and compounded monthly.

     (b) Lessee shall not be entitled to any abatement, compensation, reduction of or act-off against any rental payments due, including, but not limited to, abatements, compensations, reductions, counterclaims or set-offs due or alleged to be due to Lessee from Lessor, or by reason of any past, present, or future claims of Lessee against Lessor under this lease or otherwise; nor shall this lease terminate, or the respective obligations of Lessor or Lessee be otherwise affected by reason of defect in, or damage to, or loss of possession, or loss of use of or destruction of the Collateral from whatever cause, the prohibition or the restriction of Lessee's use of the Collateral, the interference with such use by any private person or entity, or for any other cause, whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding: it being the intention of the parties hereto that the rental amounts due pursuant to each Schedule and other amounts payable by Lessee hereunder shall continue to be payable in all events in the manner and at the times provided in each Schedule unless the obligation to pay the same shall be terminated pursuant to the express provisions of this lease or any Schedule hereto.

3. TERM. Notwithstanding the date of delivery of the Collateral specified in each Schedule, the term of this lease shall, with respect to the Collateral described in each Schedule, commence at the date and continue for the term specified in such Schedule.


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4.   USE. Lessee shall not, without prior written consent of Lessor,  change the location of the Collateral from that specified in the Schedule nor change the use of the Collateral to any use which could in any way result in a change of capital cost allowance class from that specified in the Schedule. The Collateral shall be used by the Lessee for commercial, industrial, professional or handicraft purposes only. The Lessee shall not affix the Collateral to real or immovable property nor to any goods, chattels, or movable property not otherwise leased hereunder without the prior written consent of the Lessor.

5. ORDER, DELIVERY, INSTALLATION. Order, delivery and installation of the Collateral shall be entirely at the Lessee's risk and expense and shall be arranged by the Lessor on behalf of and as agent for the Lessee in a manner and upon terms and conditions according to the Lessee's written instructions and, to the extent such instructions are not provided, according to the Lessor's sole discretion but still at the Lessee's risk and expense. The Lessee hereby indemnifies and covenants to save harmless the Lessor from and against all claims and liabilities howsoever arising out of or in connection with such order, delivery and installation including but not limited to delays in or refusal to accept delivery.

6. TITLE. The Lessor shall at all times have and retain whatever title to the Collateral is acquired by the Lessor from the seller or manufacturer of the Collateral. The Lessee shall have no right, title or interest in the Collateral other than the right of possession and use in accordance wi th the terms hereof and the right conferred by paragraph 15 hereof. The Lessee acknowledges that the Collateral is and shall remain personal or movable property.

7. WARRANTIES. Lessee has selected the Collateral and the seller thereof. Lessee acknowledges that the Lessor has made no representation or warranty with respect to the Collateral, its condition, design, durability, operation, suitability or fitness for the use intended by the Lessee, its freedom from liens and encumbrances, the Lessor's good title thereto, or as to any other matter or thing whatsoever and all warranties whether express or implied are, to the extent permitted by law, hereby excluded. Lessee shall unconditionally and without set-off or compensation pay the rent stipulated in each Schedule even if the Collateral does not operate as intended by the Lessee, or at all, or as represented by the manufacturer or the seller or the Collateral operates or fails to operate or performs in a manner that could give rise to a fundamental breach of contract or is unacceptable for any other reason whatsoever. Lessor shall not be liable to the Lessee for any loss, cost, damage or expense of any kind or nature caused directly or indirectly by the Collateral or the use, ownership or maintenance thereof or for any loss of business or other damages whatsoever and howsoever caused. Lessor hereby assigns to Lessee for the term hereof only all assignable rights under any warranty given to the Lessor by the seller or manufacturer of the Collateral, and at Lessee's expense, agrees to co-operate reasonably with Lessee in the enforcement of any such warranties.

8. REPAIRS. The Collateral shall be at the risk of the Lessee who shall maintain, repair, overhaul, service and keep the Collateral in a good and substantial manner and shall maintain the Collateral in a condition equivalent to its condition at the commencement of this lease, fair wear and tear only excepted and in a fully operative condition in conformity with any recommendations for maintenance or otherwise which may from time to time be made by any manufacturer or seller of the Collateral and in conformity with all applicable laws, orders, rules, regulations and directives of any government departments, boards or authorities. In the event of loss, damage or destruction to or of the Collateral, Lessee shall immediately give notice to the Lessor of such loss, damage or destruction and Lessee shall at the Lessor's option forthwith repair or replace the Collateral with similar equipment of equivalent value. All parts, mechanisms and devices added to the Collateral whether by way of repair, alteration, addition or improvement shall immediately become property of Lessor and part of the collateral for all purposes hereof.

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9.   INSURANCE.  Lessee shall  obtain,  and maintain for the entire term of this lease, at its own expense, property damage and liability insurance and insurance against loss or damage to the Collateral including without limitation, loss by fire, (including extended coverage) theft, collision and such other risks of loss as are customarily covered by insurance on the type of Collateral leased hereunder and by prudent operators of businesses similar to that in which Lessee is engaged, in such amounts, in such form and with such insurers as shall be satisfactory to Lessor. The amount of insurance covering damage to or loss of the Collateral shall not be less than the greater of the full replacement value of the Collateral or the installments of rent then remaining unpaid hereunder. Each insurance policy will name Lessee and Lessor as insureds, will name Lessor as loss payee thereof, and shall contain a clause requiring the insurer to give to Lessor at least 30 days prior written notice of any alteration in the terms of such policy or the cancellation thereof. Lessee shall furnish to Lessor a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policy or to advise Lessee in the event such insurance coverage shall not comply with the requirements hereof. Lessee further agrees to give Lessor prompt notice of any damage to or loss of the Collateral or any part thereof. Lessee will at its expense make all proofs of loss and take all other steps necessary to recover insurance benefits, unless advised in writing by Lessor that Lessor desires so to do, at Lessee's expense. Proceeds of insurance will be disbursed by Lessor against satisfactory invoices for repair or replacement of Collateral, provided this lease not then be in default. Performance by Lessee under this paragraph will not affect or release Lessee's obligations and liabilities herein elsewhere provided.

10.  LESSEE'S COVENANTS. The Lessee covenants with the Lessor:

     (a) that the Lessor or its agents shall have the right at all reasonable times to fully inspect the Collateral and any parts thereof, or any documents relating thereto, to determine the condition of the Collateral, and to further determine whether or not the Lessee is performing according to t he covenants and conditions herein contained or for any other purpose;

     (b) to operate, use and maintain the Collateral at all times and to maintain all records, logs and other materials in conformity with all the applicable laws, orders, rules, regulations and directives of governmental departments, boards or authorities, and in conformity with any limitations or restrictions of performance or any published instructions and specifications which may from time to time be recommended by the manufacturers or sellers of the Collateral;

     (c) not to use or operate the Collateral or permit it to be used or operated illegally or contrary to any applicable laws, regulations, orders, rules or directives of any power or government or agency thereof having jurisdiction, or contrary to any terms of any insurance policy in force in connection with the Collateral or in any way other than in a careful and prudent manner and to indemnify and hold the Lessor harmless from and against any and all actions, claims, demands, prosecutions, administrative proceedings and any similar assertions or threats in any way arising out of the custody, use, or operation of the Collateral during the term of this lease, and to assume liability and pay for any and all transgressions, defaults, fines, penalties or forfeitures incurred, suffered or assessed against the Lessor or the Lessee during the term of the lease together with all legal fees, costs and expenses incidental to the foregoing to the complete exoneration of the Lessor;

     (d) to cause the Collateral to be operated only by competent and qualified operators;

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


     (e)  to keep the  Collateral  free and clear of all seizures,  forfeitures,
          liens,   claims,   privileges,   debts,   taxes,   charges,   pledges,
          encumbrances or adverse claims of any nature whatsoever;

     (f) to pay, when due, all license fees and other fees and assessments necessary for the securing of licenses, or other similar permits for the operation of the Collateral and, further, to pay, when due, and/or indemnify the Lessor from all taxes, fees, assessments or other levies now and hereafter imposed by any provincial, federal or local government upon the Collateral, or upon the delivery, purchase, leasing, use, ownership, operation, possession, sale or return thereof, whether assessed to the Lessor or to the Lessee; provided that upon payment of such fees, assessments, taxes or levies, the Lessee will immediately deliver the receipts for such payments to the Lessor, and that if the Lessor pays (which it may, but is not obliged to do) any sum or sums which is an obligation of the Lessee under this lease, then the amount of such payments shall be forthwith payable by the Lessee to the Lessor and if not so paid shall bear interest from the date such payment is due at the Prime Rate plus 3 % per annum calculated and compounded monthly;

     (g) to furnish at its own cost and expense all fuel, oils, lubricants and other material necessary for the operation and maintenance of the Collateral;

     (h) to indemnify and save the Lessor harmless from and against all costs, claims, demands, expenses, liabilities, awards, actions and causes of action for loss or damage or injury (including death) of persons or property or of any other nature and kind whatsoever arising from this lease or in any way relating to the use, operation or ownership of the Collateral during the term of this lease and whether caused by Lessee's negligence or otherwise including without limitation, the manufacture, selection, purchase, character, safety, condition, delivery, refusal by the Lessee to accept delivery, possession, operation, sale, storage or return of the Collateral; and that the Lessor shall not be responsible to the Lessee for any loss of use of the Collateral or any part thereof duri ng the term of the lease whatever may be the cause of such loss of use;

     (i) to place such insignia, plates or other identification on the Collateral or any part thereof showing Lessor's title thereto as Lessor may from time to time request at Lessee's expense and if placed, the Lessee shall not remove, conceal or alter the same;

     (j) that the Lessee will not without the prior written consent of the Lessor, sublet or otherwise relinquish possession (except for required or scheduled maintenance or as otherwise permitted pursuant to this lease) of the Collateral or any part thereof, or assign any of its rights hereunder;

     (k) to execute all such further documents and do all such further acts and things as the Lessor may reasonably require for the purpose of registering this lease at any registries or offices of governmental departments, boards or authorities, domestic or foreign, so as to evidence and/or protect the interest of the Lessor in the Collateral and this lease;

     (l) not to claim or attempt to claim capital cost allowance in respect of the Collateral;


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                                                                    EXHIBIT 10.1


     (m) to pay any and all reasonable costs of the Lessor (including legal fees and disbursements on a solicitor and own client basis) in: (i) considering and granting any waivers and consents required to be given under this lease; and (ii) any action or consideration required by the Lessor relati ng to any option granted herein; and (iii) any action or consideration required in respect of any insurance claim; (iv) inspecting the Collateral, investigating title to the Collateral, negotiating and preparing all documentation in connection with this lease, registering or perfecting this lease or the Lessor's interests herein at all offices of public record and al renewals and amendments of the same, taking, recovering and keeping possession of the Collateral, and any other proceedings taken in connection with or to enforce the provisions of this lease.

     (n) that the Lessee will not change its name or enter into any amalgamation agreement, merger or other corporate proceedings whereby its name shall change without providing the Lessor with at least 30 days' prior written notice. of any such change of name;

     (o) to deliver to the Lessor within 120 days after the end of each of its fiscal years the consolidated balance sheet and income statement of Lessee for such year.

11. RETURN OF COLLATERAL. Upon termination of this lease, the Lessee shall, at its own expense and in a prudent manner, immediately return the Collateral free of all liens, encumbrances and adverse claims of every nature to the Lessor at such location as the Lessor shall designate and in the same condition as at the commencement of this lease, fair wear and tear excepted. Provided that the Lessor may, by notice given to the Lessee on or prior to the termination of this lease, require the Lessee at its expense to dispose of the Collateral upon termination in such manner as the Lessor may reasonably request.

12. DEFAULT. The occurrence or happening of any one or more of the following events shall constitute an event of default:

     (a) the Lessee shall fail to make any rent payment or other payments required hereunder when due and such failure shall continue unremedied for a period of 20 days after written notice by Lessor; or

     (b) the Lessee removes the Collateral from its place of location stated on the Schedule without the Lessor's prior written consent; or

     (c)  the Lessee parts with possession of the Collateral; or

     (d) the Lessee purports to sell, assign, transfer, sublet, pledge, hypothecate or otherwise suffer a lien, encumbrance or other adverse claim of any kind upon or against any interest in this lease or the Collateral without the Lessor's prior written consent; or

     (e) the Collateral is put to abnormal use likely to result in accelerated depreciation; or the Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for a period of 20 days after writt en notice thereof by Lessor; or

     (g) any representation or warranty made by Lessee herein or in any document or certificate furnished Lessor in connection herewith or pursuant hereto shall prove to be incorrect at any time in any material respect; or

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     (h)  the Lessee or any  Indemnifier  shall become  insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver; or a trustee or a receiver shall be appointed for Lessee or any Indemnifier or for a substantial part of any of their property without consent and shall not be dismissed
          within  a  period  of  30  days;  or  bankruptcy,   reorganization  or
          insolvency proceedings shall be instituted by or against Lessee or any Indemnifier and if instituted shall not be dismissed within a period of 30 days; or

     (i) if the Collateral or any material part thereof is seized under legal process, confiscated, sequestered or attached or if a distress is levied thereon; or

     (j)  if Lessee or any Indemnifier is a corporation and

          (i) the control or beneficial ownership thereof changes from that which existed at the date of execution of this lease;

          (ii) any special resolution is passed or other proceedings taken regarding the wind-up of the corporation;

          (iii)it ceases to carry on the business presently conducted by it; or

     (k) the Lessee or any Indemnifier shall suffer the loss or suspension of any licenses, permits, or other operating authorities required for the present operation of its business or any part of it; or

     (1) the Lessee defaults under any other agreement to which Lessee and Lessor are parties or any Indemnifier defaults under any other agreement to which any Indemnifier and the Lessor are parties; or

     (m) if the Lessor in good faith believes and has commercially reasonable grounds to believe itself insecure or that the prospect of payment or performance by the Lessee hereunder is about to be impaired or that the Collateral is or is about to be placed in jeopardy.

For greater certainty, it is understood and agreed that if any such default shall occur in respect of any Schedule hereunder, such default shall at the option of the Lessor be deemed to be a default under any or all other Schedules hereunder.

13. REMEDIES ON DEFAULT. Upon the occurrence of an event of default the Lessor may:

     (a) take possession of the Collateral and for that purpose enter any premises where the Collateral is located whether or not the Collateral is affixed to any such premises, and sell, lease or otherwise dispose of the Collateral by public or private means and upon such terms and consideration a s the Lessor may in its sole discretion accept. Without limiting the generality of the foregoing, the Lessor shall have the right to dispose of the Collateral where the payment for such is deferred provided that the Lessee will not be entitled to be credited with the proceeds of any such disposition until the monies therefor are actually received. The Lessee hereby waives any damages or claim to damages arising from any retaking of possession under the terms of this lease; or

     (b) in the name of and as the irrevocably appointed agent and attorney for Lessee and without terminating or being deemed to have terminated this lease take possession of the Collateral and proceed to lease the Collateral to any other person, firm or corporation on such terms and conditions, f or such rental and for such period of time as Lessor may deem fit and receive such rental and hold the same and apply the same against any monies expressed to be payable from time to time by Lessee hereunder; or


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


     (c) terminate this lease and by written notice to Lessee require Lessee to forthwith pay to Lessor on the date specified in such notice, as a genuine pre-estimate of liquidated damages for loss of a bargain and not as a penalty the present worth of the aggregate of all unpaid amounts due hereu nder as rental or otherwise to the expiration of the term of the lease (as if the lease had not been terminated) calculated by discounting such amounts at 5 9G per annum compounded monthly less the net amount received by Lessor on any sale, lease or other disposition of the Collateral after deducting all costs and expenses including legal fees and disbursements on a solicitor and own client basis.

No one or more of the remedies referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedies referred to herein or otherwise available to the Lessor at law or in equity, and in particular pursuant to the Personal Property Security Act of any Province or Territory in Canada in force or to come into force from time to time as the same may be proclaimed in force, amended or replaced by similar legislation from time to time. If upon any disposition of the Collateral under the provisions of this lease or under the provisions of any other remedies so available to the Lessor there shall be any surplus, such surplus shall be the sole and absolute property of the Lessor.

14. WAIVER/SEVERABILITY. Any provision of this lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof and any such prohibition in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Lessee, if a corporation, agrees that The Limitation of Civil Rights Act of the Province of Saskatchewan, or any provision thereof, shall have no application to this lease or any agreement or instrument renewing or extending or collateral to this lease and the Lessee acknowledges that seizure or repossession of the Collateral shall not by implication of law extinguish the Lessee's indebtedness under this lease or other collateral securi ty.

15. OPTION TO PURCHASE. Provided the Lessee shall not be in default under any obligation on its part hereunder, the Lessor hereby grants to the Lessee an option to purchase the Lessor's interest in the Collateral herein for the purchase price and at the time set forth in the Schedule or Schedules attached hereto. The option granted herein shall be exercised by the Lessee giving the Lessor written notice of its intention to exercise the option at least 30 days prior to the time set forth in the Schedule. The time set forth in the Schedule shall be the time for the conclusion of the sale, and on that date the Lessee, having exercised such option, shall pay the purchase price to the Lessor and the Lessor shall transfer its interest in the Collateral to the Lessee whereupon this lease shall cease with respect to such Collateral. The Lessee shall pay any and all Provincial or Federal taxes, license or registration fees or other fees, costs or charges payable in respect of the Collateral and in connection with any said sale and purchase. The b',11 of sale or sale agreement from the Lessor to the Lessee shall contain no warranties on the part of the Lessor either express or implied except that the Lessor shall warrant that it has done no act or created any security interest in the Collateral which would adversely affect the title thereto.

16. INDEMNITIES SURVIVE. The indemnities provided by the Lessee to the Lessor under this lease, and in particular those under paragraph 5 and 10 shall survive and continue in full force and effect after termination of this lease, in whole or in part, whether by effluxion of time or otherwise, or the release or discharge from this lease of any Collateral, or the sale or disposition of the Collateral or the release or discharge of the Lessee to pay any rental payments, or as to any act, matter or thing which shall have been done or have occurred or arisen prior to such termination, release or discharge.


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


17. ENTIRE AGREEMENT. This lease together with each schedule and any purchase authority, purchase order, delivery and/or installation receipt and indemnity given with this lease constitutes the entire agreement between the parties.

18. NON CANCELABLE LEASE. This lease cannot be cancelled or terminated except as expressly provided herein.

19.  PURCHASE  MONEY  SECURITY  INTEREST AND PROCEEDS.  This lease grants to the
     Lessor:

     (a) a Purchase Money Security Interest in the Collateral unless this lease shall constitute a sale and leaseback of the Collateral; and

     (b) a Security Interest in Proceeds of the Collateral which are all present and after acquired personal property, fixtures and crops, within the meaning of the Personal Property Security Act of any Province or Territory in Canada in force or to come into force from time to time as the same may be proclaimed in force, amended or replaced by similar legislation from time to time.

20. COPY OF AGREEMENT. The Lessee hereby acknowledges receiving a copy of this lease and waives all rights to receive from the Lessor a copy of any financing statement, financing statement (transition), financing change statement or verification statement filed at any time in respect of this l ease.

21. FURTHER ASSURANCES. The Lessee shall forthwith and from time to time execute all documents and do all acts and things which in the opinion of the Lessor are necessary or desirable to provide continuing rights and priorities in the Collateral, to provide a security interest, a purchase mone y security interest, and a security interest in proceeds of the Collateral as the case may be.

22. PPSA WORDS AND EXPRESSIONS. Words and expressions used herein that have been defined in the Personal Property Security Act of any Province or Territory of Canada in force or to come into force from time to time as the same may be amended or replaced by similar legislation from time to time shall be interpreted in accordance with their respective meanings given in any such Act unless otherwise defined herein or unless the context otherwise requires.

23. INDEMNIFIER. When used in this lease, "Indemnifier" means any individual or corporation which provides any guaranty or indemnity agreement of any kind to the Lessor to secure the obligations of the Lessee to the Lessor.

24. GOVERNING INSTRUMENT. In the event of any conflict between any provision in this lease and any provision in any Schedule hereto, the provision of such Schedule shall prevail.

25. QUEBEC. Where this lease is governed by the laws of Quebec, this lease shall be construed as a contract of leasing, governed by articles 1842 to 1850 of the Civil Code of Quebec, and

     (a) for greater certainty, the word "lease" as used herein and in any Schedules or forms related shall be read as "contract of leasing" or "leasing", as the context requires;

     (b) the security interests granted in sections 1 and 19(b) hereof shall be in the nature of a moveable hypothec for that sum disclosed as the total in item 1 of the Schedule(s) Annexed, with interest at the rate of 24% per annum from the date hereof.

26.  MISCELLANEOUS.

     (a) The parties agree that time is of the essence hereof and that no waiver by Lessor of any default nor any compromise or extension of payment granted by Lessor shall constitute a waiver of any other default by the Lessee or shall be a waiver of any other right of Lessor.

     (b) This lease may be amended but only in writing signed by the parties hereto.

     (c) The captions in this lease are for convenience only and shall not define or limit any of the terms hereof.

     (d) This lease shall be binding upon and enure to the benefit of the parties hereto, their permitted heirs, executors, administrators, successors and assigns.

     (e) No one or more of the remedies referred to in this lease shall be exclusive, but each shall be cumulative and additional to any other remedy or remedies referred to herein or available to the Lessor at law or in equity.

     (f) "Prime Rate" means the floating annual rate of interest established and recorded by Hongkong Bank of Canada from time to time as a reference rate for purposes of determining rates of interest it will charge on loans denominated in Canadian dollars.

     (g) Where there shall be more than one Lessee, they shall be jointly and severally bound to the fulfillment of their obligations hereunder.

     (h) If the context so requires, words importing number shall be deemed to include a greater or lesser number, words importing gender shall be deemed to include the other gender or the body corporate and words importing the body corporate shall be deemed to include either gender.

     (i) The Lessor and the Lessee confirm that they have expressly required that this lease and all other schedules, purchase orders, notices and documents relating thereto be drafted in English. Le Locateur et le Locataire confirment qu'ils ont expressement exige que cette convention et tous les annexes, bons de commande, avis et documents y afferents soient rediges en anglais.

Executed this       3RD                   day of       MARCH           ,1998
             ----------------------------       -----------------------

By execution hereof, the signer hereby certifies that he has read this lease, and that he is duly authorized to execute this lease on behalf of Lessee.

Lessee     MULTICORP HOLDINGS INC.        Lessor    Hongkong Bank of Canada


By  /s/ Alex Ding, Secretary               By:
  ---------------------------------           ----------------------------------
  Authorized Signatory

                                                                    EXHIBIT 10.1


LEASE SCHEDULE        Lease Number:   998011 BC               Schedule Number: 1

Hongkong Bank of Canada, as Lessor, hereby leases to MULTICORP HOLDINGS INC. as Lessee, the Collateral hereinafter described, in consideration of the rental and for the term hereinafter set forth, the whole pursuant to and subject to the terms and conditions set forth in that certain Master Equipment Lease entered into between Lessor and Lessee as of the 3rd day of March, 1998 (the "Lease").

1.   Collateral
                                           Model      Serial
Quantity  Make and Description             Number     Number    Acquisition Cost
--------  --------------------             ------     ------    ----------------

          Refer to Schedule "A" attached                         US$145,895.00

          hereto and forming a part of this

          Lease Schedule.

                                                                 US$145,895.00

2.   Term

(a) Term (from Commencement   (b) Commencement Date of     (c) Termination Date
    Date of Rental Payments)      Rental Payments              of Term

          36 Months                  March 15, 1998             March 14, 2001

3.   Rental

     (a) Rental Payments in advance will be made /X/ monthly /__/ quarterly /__/ annually at the rate shown shown below starting with a payment due on the Commencement Date of Rental Payments shown above and payments thereaft the same date in each month, quarter or year as the case may be during th e term hereof.

     (b)  Rental Payment:              US$  4,475.00
                                                    (Based on current Provincial
                                                    Sales Tax rates,
          Provincial Sales Tax, if any US$  313.25


          Goods & Services Tax         US$  313.25  (Based on the current Goods
          No. R891586281                            and Services Tax rate,
                                                    subject to change.)

          Total Rental Payment         US$  5,101.50

     (c)  Number of Rental Payments         36      (Excluding Interim Rental
                                                    Payment)

     (d) Interim Rent for the period from the date, inclusive, of the execution of this Lease Schedule by the Lessee to the Commencement Date of Rental Payment, exclusive, shall be paid in advance by the Lessee to the Lessor in an amount equal to the number of days in the said period multiplied by the Per Diem Rental, plus applicable Provincial Sales Tax and Goods and Services Tax. The Per Diem Rental is US$ 150.20 per day. For greater certainty, it is the intention of the Lessee and the Lessor that they shall be bound by the terms and conditions of the Lease throughout the said Interim Period. Any references to Rent in the Lease shall include such Interim Rent.

4. Option to Purchase   (a) Option to Purchase Date  March 15, 2001

                        (b) Purchase Price      US$  3,647.37

5. Place of Use

6. Contract deemed to be made in, and law of province applicable to contract

         British Columbia
         ----------------

7. Capital Cost Allowance Class   (a) Class      (b) Capital Cost /__/ Declining
                                      Number         Allowance Rate      Balance
                                      N/A            N/A%

                                      /__/ Straight Line

In witness whereof the parties have executed this lease Schedule on the respective dates set forth below and this Lease Schedule shall be deemed to have been executed on the later of such dates. By execution hereof, the signer hereby certifies that he has read this Lease Schedule and that he is duly authorized to execute the same on behalf of Lessee.

Lessor:  Hongkong Bank of Canada           Lessee:  MULTICORP HOLDINGS INC.


By:                                                 /s/ Alex Ding, Secretary
   -------------------------------                  ----------------------------

                                                    Date:   MARCH 3, 1998

                                                                    EXHIBIT 10.1


Hongkong Bank Leasing
Division of Hongkong Bank of Canada

4F/LSG 885 West Georgia Street,
Vancouver, British Columbia, V6C 3E,

DELIVERY AND/OR INSTALLATION RECEIPT                       Lease Number 998011BC

                                                               Schedule Number 1

To: Hongkong Bank of Canada ("T_e Bank")

The undersigned Lessee aclmowledges delivery and/or installation of the collateral herein below described which is the collatera described in that certain Lease Number 998011BC.1 in which lease the undersigned is Lessee and The Bank is Lessor. The undersigned Lessee acknowledgejs that such collateral
(complete vnth accessories where applicable) has been inspected, is io good condition, has beeo installed, is operating satisfactorily and in all respects is es represented and is acceptable. The undersigned Lessee acknowledges that such collateral is located as represented in the Lease.

Quantity    Make and Description                  Model Number     Serial Number
--------    --------------------                  ------------     -------------

            Refer to Schedule "A"  attached

            hereto and forming part of this

            Delivery and/or Installation Receipt.


                                       By execution hereof,  the signer hereby
                                       certifies that he has read this receipt, and that he is duly authorized to execute this receipt on behalf of Lessee.

Date                                   Lessee MULICORP IIOLDINGS INC.


                                       By:  /s/ Alex Ding, Secretary
                                          --------------------------------------

                                                                    EXHIBIT 10.1


                             Hongkong Bank of Canada

                               PURCHASE AUTHORITY

                                                          Lease Number 99801 lBC

                                                               Schedule Number 1

The Lessee, under the Lease referred to above, hereby directs and authorizes Hongkong Bank of Canada to purchase the Collateral described in the Schedule annexed.

                                               MULTICORP HOLDINGS INC.

                                               ---------------------------------
                                               Lessee

                                               /s/ Alex Ding
                                               ---------------------------------
                                               By    (Authorized Signature)
                                               Lessee

                                               SECRETARY
                                               ---------------------------------
                                               Title

                                               MARCH 3, 1998
                                               ---------------------------------
                                               Date

                                                                    EXHIBIT 10.1


THIS IS SCHEDULE "A", TO THAT LEASE SCHEDULE NUMBER 1 ON MASTER LEASE NUMBER 998011BC BETWEEN HONGKONG BANK OF CANADA (LESSOR) AND MULTICORP HOLDINGS INC. (LESSEE).



QTY          MODEL     DESCRIPTIONS

One          VF-7      Haas VF-7 Vertical Machining Center, 84" x 32" x 30"
                       (xyz) with Geared Head
                       S/N 13028

One          VOP-C     Value Option Package "C" Includes the following:
                       Chip Auger System
                       Programmable Coolant Nozzle
                       1 Megabyte Program Memory
                       QuickCodeTM Program System
                       Floppy Disk Drive, 3.5"
                       4th Axis Drive
                       Rigid Tapping

                                                                    EXHIBIT 10.1


Hongkong Bank Leasing
Division of Hongkong Bank of Canada
INDEMNITY

Whereas:

A. Hongkong Bank of Canada (hereafter called "the Bank") has agreed to provide certain collateral to MULTICORP HOLDINGS INC. (hereafter called the "Lessee") pursuant to a certain Master Equipment Lease dated as of the 15 th day of MARCH 1998

B. It is contemplated that the acquisition cost of the aforesaid collateral will not exceed $ US145,895.00 CDN;

C. It is further contemplated that as collateral is required by the Lessee it will direct the Bank to acquire the same and upon so doing, the Bank and the Lessee will execute, inter alia, schedules to the aforesaid Master Equipment Lease relating to the collateral so described;

D. The aforesaid Master Equipment Lease and each schedule to such Master Equipment Lease are hereafter collectively called the "Lease" and the collateral referred to in the Lease is hereafter collectively called the "Collateral";

E GLAS AIRE INDUSTRIES GROUP LTD. (hereafter called the "Indemnifier") is associated with the Lessee and as additional security to the Bank has agreed to indemnify the Bank on the terms and conditions hereafter set forth.

1. Indemnity. In consideration of the Bank entering into the Lease with the Lessee and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Indemnifier hereby agrees to and does by these presents indemnify and save harmless the Bank from and against any and all loss, cost, expense or damages arising out of any failure by the Lessee to pay any rent prescribed by the aforesaid Lease, or other moneys payable thereunder or the failure of the Lessee to perform any of the other terms, covenants, conditions and provisions of the said Lease.

2.   General   Conditions   of  Indemnity.   This   Indemnity  is  absolute  and
     unconditional and the obligation of the Indemnifier shall not be released or discharged by:

     (a) Any extensions of time, indulgences, or modifications which the Bank may extend or make with the Lessee in respect of the performance of any of the obligations of the Lessee under any one or more provisions of the Lease;

     (b) Any waiver by or failure of the Bank to enforce any of the terms, covenants, conditions and provisions of the Lease;

     (c) Assignment of the said Lease by the Lessee or by any trustee, receiver or liquidator;

     (d)  Any consent which the Bank may give to any such assignment;

     (e) Any assignment or transfer or other disposition by the Bank of any of its rights under the Lease and it is hereby agreed that the Bank may assign) transfer or otherwise dispose of any such rights without notice to the Indemnifier and in such event any assignee, transferee or successor in i nterest shall have the same rights and remedies as if originally named herein in the place of the Bank;

     (f) The Bank shall have the right to enforce this Indemnity regardless of the acceptance of additional security from the Lessee and regardless of the release or discharge of the Lessee by the Bank or by others or by operation of any law;

     (g) The discharge of the Lessee from any of its obligations thereunder by way of applicable statutes relating to bankruptcies or insolvencies or the like;

     (h) Any inability of the Bank to enforce any terms, covenants, conditions and provisions of the Lease against any party for whatever reason including and without limiting the generality of the foregoing any failure by the Bank to properly register or record the Bank's security interest thereun der or file financing statements, notices, or other documents as required under any applicable statutes;

     (i) Any amendment, modification, or change of the Lease, whetber or not the Indemnifter teas been notified of the same. The Indemnifier hereby waives notice of the acceptance of this Indemnity and all notice of non-performance, non-payment or non observance on the part of the Lessee of the terms, covenants, conditions and provisos of the Lease. As between the Indemnifer and the Bank and notwithstanding any rule of law or equity to the contrary, the Collateral is and shall be deemed for all purposes to be chalices at the time of its acquisition by the Bank and the Indemnifier agrees that the Collateral shall not be deemed to be affixed to any lands upon which they may be situate so as to acquire the legal status of fixtures or in any other matter constitute a part of such lands and the Bank's ability to enforce all terms and conditions of this Indemnity shall not in any way be impaired should it be determined that the Collateral was or is or became affixed to land or that the Collateral was or is not chattels.

3.   Default under Lease.

     (a) In the event of a default under or repudiation of the Lease the Indemnifier waives any right to require the Bank prior to making any demand hereunder to:

          (i) Proceed against the Lessee or pursue any rights or remedies with respect to the Lease;

          (ii) Proceed against or exhaust any security of the Lessee held by the Bank;

          (iii) Pursue any other remedy whatsoever in the power of the Bank.

     (b) In the event of termination of the Lease, except by surrender accepted by the Bank, or in the event of disclaimer of the Lease pursuant to any statute, then at the option of the Bank the Indemnifier shall execute a new lease of the Collateral with the Bank as lessor and the Indemnifier as lessee for a term equal in duration to the residue of the term of the Lease remaining unexpired at the date of such termination or such disclaimer. Such lease shall contain like lessor's and lessee's obligations respectively and like covenants, provisos, agreements and conditions in all respects as are contained in the Lease.

4.   General Provisions

     (a) No action or proceeding brought or instituted under this Indemnity and no recovery in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under this Indemnity by reason of any further default or defaults under the performance and observance of the terms, covenants and provisos of the Lease and no one or more of the remedies herein is intended to be exclusive but each shall be cumulative and in addition to any other remedies referred to herein or otherwise available to the Bank at law or in equity.

     (b) No modification of this Indemnity shall be effective unless the same shall be in writing and signed by the Bank and the Indemnifier.

     (c) Wherever any determination of any dispute is made pursuant to the provisions Of the Lease or any Judgment or retaining of any count is made which is binding upon the Lessee, such determination or judgment shall be binding also upon the Indemnifier and there shall be no necessity that the I ndemnifier shall and the Lessee.

     (d) The obligations of the Indemnifier shall not be affected by any claim or purported claim, set-off, defense or other right which the Indemnifier may have at any time against the Bank in any transaction, whether related to the Lease or not.

     (e) The declaration by the Bank that a default has occurred shall be conclusive evidence of such fact.

     (f) The Indemnifier shall have no right to be subrogated to any rights of the Bank until the Bank shall have received payment in full of all monies due it under the Lease.

     (g) The Indemnifier hereby renounces all benefits of discussion and division.

     (h) The taking of any judgment on any of the covenants of the Lessee under the Lease shall not operate as a merger of any obligations herein.

     (i) Any sums payable by the Indemnifier hereunder shall be paid on demand to the Bank at such place or places as it may from time to time direct.

     (j)  Time is of the essence hereof.

     (k) For the purpose of greater clarity, it is declared to be the intention of the Indemnifier that this Indemnity shall be construed so as to impose like obligation on the Indemnifier as if the Indemnifier has covenanted as principal jointly and severally with the Lessee with respect to the te rms, covenants, conditions and provisions of the Lease.

     (l) The Indemnifier, if a corporation, agrees that the Limitation of Civil Rights Act of the Province of Saskatchewan, or any provision thereof shall have no application to this Indemnity or any agreement or instrument renewing or extending or collateral to this Indemnity.

5. No Representations. There are no representations, collateral agreements or conditions with respect to this Indemnity or affecting the Indemnifier's liability hereunder other than as contained herein.

6. Notices. The address for service of any notice pursuant to this Indemnity shall be as follows:

     To The Bank:   Hongkong Bank of Canada
                    4th floor - 885 West Georgia Street
                    Vancouver, British Columbia V6C 3E9

     To the Indemnifier:   GLAS-AIRE INDUSTRIES LTD.

     and any notice, advice or report shall be in writing and may be served by mailing the same first class registered post, postage prepaid in an envelope properly addressed to the party to whom the notice is to be given at its address for service above, and shall be deemed to have been received on the third business day after the mailing thereof. Provided, however, that any notice may be served by personal service by leaving the same at the party's address set forth above. In the event of adual or threatened postal strikes or disruptions of postal service notice shall be by personal service.

7. Successors. All the terms, agreements and conditions of this Indemnity shall extend to and be binding upon the Indemnifier, his heirs, executors, successors and assigns and shall enure to the benefit of and may be enforced by the Bank, its successors and assigns.

8. Interpretation. For the purposes of interpretation, words herein importing gender shall be deemed to be the other gender or the body corporate, and vice versa, and all legal rights and obligations hereunder shall be determined in accordance with the laws of BRITISH COLUMBIA . Reference to any default in the Lease shall also include repudiation. Headings are inserted for convenience of reference only and shall not constitute part of this Indemnity for any other purpose. In the event more than one Indemnifier shall execute this Indemnity, their liability shall be joint and several.

9. The Indemnifier confirms that he has expressly required that this Indemnity and all documents relating thereto be drafted in English. La Caution confirme avoir expressement demande que le present cautionnement et tous les documents sty rapportant soient rediges en anglais.

IN WITNESS WHEREOF this Indemnity has been executed by the Inderanifter as of the 3RD day of MARCH , 1998.

                                     The Common Seal of Glas-Aire Industries Ltd was hereunto affixed in the presence of


                                     By /s/ Alex Ding, Secretary
                                       -----------------------------------------

                                                                    EXHIBIT 10.1


Hongkong Bank Leasing
Divsion of Hongkong Bank of Canada
INDEMNITY

Whereas:

A. Hongkong Bank of Canada (hereafter called "the Bank") has agreed to provide certain collateral to MULTICORP HOLDINGS INC. (hereafter called the "Lessee") pursuant to a certain Master Equipment Lease dated as of the 15 th day of MARCH , 1998 ;

B. It is contemplated that the acquisition cost of the aforesaid collateral will not exceed $ US145.895.00 CDN

C. It is further contemplated that as collateral is required by the Lessee it will direct the Bank to acquire the same and upon so doing, the Bank and the Lessee will execute, inter alia, schedules to the aforesaid Master Equipment Lease relating to the collateral so described;

D. The aforesaid Master Equipment Lease and each schedule to such Master Equipment Lease are hereafter collectively called the "Lease" and the collateral referred to in the Lease is hereafter collectively called the "Collateral";

E GLAS-AIRE INDUSTRIES LTD. (hereafter called the "Indemnifier") is associated with the Lessee and as additional security to the Bank has agreed to indemnify the Bank on the terms and conditions hereafter set forth.

1. Indemnity. In consideration of the Bank entering into the Lease with the Lessee and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Indemnifier hereby agrees to and does by these presents indemnify and save harmless the Bank from and against any and all loss, cost, expense or damages arising out of any failure by the Lessee to pay any rent prescribed by the aforesaid Lease, or other moneys payable thereunder or the failure of the Lessee to perform any of the other terms, covenants, conditions and provisions of the said Lease.

2.   General   Conditions   of  Indemnity.   This   Indemnity  is  absolute  and
     unconditional and the obligation of the Indemnifier shall not be released or discharged by:

     (a) Any extensions of time, indulgences, or modifications which the Bank may extend or make with the Lessee in respect of the performance of any of the obligations of the Lessee under any one or more provisions of the Lease;

     (b) Any waiver by or failure of the Bank to enforce any of the terms, covenants, conditions and provisions of the Lease;

     (c) Assignment of the said Lease by the Lessee or by any trustee, receiver or liquidator;

     (d)  Any consent which the Bank may give to any such assignment;

     (e) Any assignment or transfer or other disposition by the Bank of any of its rights under the Lease and it is hereby agreed that the Bank may assign; transfer or otherwise dispose of any such rights without notice to the Indemnifier and in such event any assignee, transferee or successor in i nterest shall have the same rights and remedies as if originally named herein in the place of the Bank;

     (f) The Bank shall have the right to enforce this Indemnity regardless of the acceptance of additional security from the Lessee and regardless of the release or discharge of the Lessee by the Bank or by others or by operation of any law;

     (g) The discharge of the Lessee from any of its obligations thereunder by way of applicable statutes relating to bankruptcies or insolvencies or the like;

     (h) Any inability of the Bank to enforce any terms, covenants, conditions and provisions of the Lease against any party for whatever reason including and without limiting the generality of the foregoing any failure by the Bank to properly register or record the Bank's security interest thereun der or file financing statements, notices, or other documents as required under any applicable statutes;

     (i) Any amendment, modification, or change of the Lease, whether or not the Indemnifier has been not)fied of the same. The Indemnifier hereby waives notice of the acceptance of this Indemnity and all notice of non-performance, non-payment or non-observance on the part of the Lessee of the terms, covenants, conditions and provisos of the Parties. As between the Indemnifier and the Bank and notwithstanding any rule of law or equity to the contrary, the Collateral is and shall be deemed for all purposes to be chattels at the time of its acquisition by the Bank and the Indemnifier agrees that the Collateral shall not be deemed to be affixed to any lands upon which they may be situate so as to acquire the legal status of fixtures or in any other matter constitute a part of such lands and the Bank's ability to enforce all terms and conditions of this Indemnity shall not in any way be impaired should it be determined that the Collateral was or is or became affixed to land or that the Collateral was or is not chattels.

3.   Default under Lease.

     (a) In the event of a default under or repudiation of the Lease the Indemnifier waives any right to require the Bank prior to making any demand hereunder to:

          (i) Proceed against the Lessee or pursue any rights or remedies with respect to the Lease;
          (ii) Proceed against or exhaust any security of the Lessee held by the Bank;
          (iii) Pursue any other remedy whatsoever in the power of the Bank.

     (b) In the event of termination of the Lease, except by surrender accepted by the Bank, or in the event of disclaimer of the Lease pursuant to any statute, than at the option of the Bank the Indemnifer shall execute a new lease of the Collateral with the Bank as lessor and the Indemnifier as l essee for a term equal in duration to the residue of the term of the Lease remaining unexpired at the date of such termination or such disclaimer. Such lease shall contain like lessor's and lessee's obligations respectively and like covenants, provisos, agreements and conditions in all respects as are contained in the Lease.

4.   General Provisions

     (a) No action or proceeding brought or instituted under this Indemnity and no recovery in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under this Indemnity by reason of any further default or defaults under the Lease in the performance an d observance of the terms, covenants and provisos of the Lease and no one or more of the remedies herein is intended to be exclusive but each shall be cumulative and in addition to any other remedies referred to herein or otherwise available to the Bank at law or in equity.

     (b) No modification of this Indemnity shall be effective unless the same shall be in writing and signed by the Bank and the Indemnifier.

     (c) Wherever any determination of any dispute is made pursuant to the provisions of the lease or any judgment or finding of any court is made which is binding upon the Lessee, such determination or judgment shall be binding also upon the Indemnifier and there shall be no necessity that the Ind emnifier shall have received notice of or been party to any proceedings taken ~n connection with any dispute between the Bank and the lessee.

     (d) The obligations of the Indemnifier shall not be affected by any claim or purported claim, set-off, defense or other right which the Indemnifier may have at any time against the Bank in any transaction, whether related to the Lease or not.

     (e) The declaration by the Bank that a default has occurred shall be conclusive evidence of such fact.

     (f) The Indemnifier shall have no right to be subrogated to any rights of the Bank until the Bank shall have received payment in full of all monies due it under the Lease.

     (g) The Indemnifier hereby renounces all benefits of discussion and division.

     (h) The taking of any judgment on any of the covenants of the Lessee under the Lease shall not operate as a merger of any obligations herein

     (i) Any sums payable by the Indemnifier hereunder shall be paid on demand to the Bank at such place or places as it may from time to time direct.

     (j)  Time is of the essence hereof.

     (k) For the purpose of greater clarity, it is declared to be the intention of the Indemnifier that this Indemnity shall be construed so as to impose like obligation on the lndemnifier as if the Indemnifier has covenanted as principal jointly and severally with the Lessee with respect to the te rms, covenants, conditions and provisions of the Lease.

     (l) The Indemnifier, if a corporation, agrees that the Limitation of Civil Rights Act of the Province of Saskatchewan, or any provision thereof, shall have no application to this Indemnity or any agreement or instrument renewing or extending or collateral to this Indemnity.

5. No Representations. There are no representations, collateral agreements or conditions with respect to this Indemnity or affecting the Indemnifier's liability hereunder other than as contained herein.

6. Notices. The address for service of any notice pursuant to this Indemnity shall be as follows:

     To The Bank:     Hongkong Bank of Canada
                      4th floor - 885 West Georgia Street
                      Vancouver, British Columbia V6C 3E9

     To the Indemnifier:    GLAS AIRE INDUSTRIES GROUP LTD.

and any notice, advice or report shall be in writing and may be served by mailing the same first class registered post, postage prepaid in an envelope properly addressed to the party to -whom the notice is to be given at its address for service above, and shall be deemed to have been received on the third business day after the mailing thereof. Provided, however, that any notice may be served by personal service by leaving the same at the party's address set forth above. In the event of actual or threatened postal strikes or disruptions of postal service notice shall be by personal service.

7. Successors. All the terms, agreements and conditions of this Indemnity shall extend to and be binding upon the Indemnifier, his heirs, executors, successors and assigns and shall enure to the benefit of and may be enforced by the Bank, its successors and assigns.

8. Interpretation. For the purposes of interpretation, words herein importing gender shall be deemed to be the other gender or the body corporate, and vice versa, and all legal rights and obligations hereunder shall be determined in accordance with the laws of BRITISH COLUMBIA. Reference to any default in the Lease shall also include repudiation. Headings are inserted for convenience of reference only and shall not constitute part of this Indemnity for any other purpose. In the event more than one Indemnifier shall execute this Indemnity, their liability shall be joint and several.

9. The Indemnifier confirms that he has expressly required that this Indemnity and all documents relating thereto be drafted in English. La Caution confirme svoir expressement demande que le present cautionnement et tous les documents sty rapportant solent rediges en anglais.

IN WITNESS WHEREOF this Indemnity has been executed by the Indemnifier as of the 3rd day of MARCH 1998

                               The Common Seal of Glas-Aire Industries Group Ltd was hereunto affixed in the presence of


                               By /s/ Alex Ding, Secretary
                                 -----------------------------------------------

                                                                    EXHIBIT 10.1


Name of Company: Multicorp Holdings Inc.

Resolution of the directors of the Company authorizing the lease, from time to time, from Hongkong Bank of Canada of personal, movable and/or other property.

     WHEREAS it is in the interest of the Company to lease from Hongkong Bank of
Canada  from  time  to  time,   personal  movable  and/or  other  property  (the
"Collateral");

     NOW THEREFORE BE IT RESOLVED THAT:

     1. the Company is hereby authorized to lease, from time to time, Collateral from Hongkong Bank of Canada;

     2. for such purpose the Company is hereby authorized to enter into an agreement (the "Master Equipment Lease") to be dated on or about the 3 rd day of MARCH , 1998 between the Company and Hongkong Bank of Canada, whereby the Company agrees on the terms and subject to the conditions therein se t forth, to lease Collateral from time to time from Hongkong Bank of Canada;

     3. the Company is hereby authorized, from time to time, to enter into agreements (the "Lease Schedules") between the Company and Hongkong Bank of Canada, whereby the Company agrees, on the terms and subject to the conditions set forth therein and in the Master Equipment Lease, to lease Collat eral described therein from Hongkong Bank of Canada, each such Lease Schedule constituting a schedule to and incorporating by reference, the Master Equipment Lease;

     4. the draft Master Equipment Lease (a copy of which has been presented to this meeting) is hereby approved and any one officer or director or any officer and director acting alone is hereby authorized to execute a Master Equipment Lease, substantially in the form of the said draft Master Equipment Lease, with such variations as such officers may approve, such approval to be conclusively deemed to be proved by their execution thereof, and such other documents and instruments, including Lease Schedules, whether under the corporate seal of the Company or otherwise, and to do all such acts and things as in their opinion may be necessary or advisable to effect the provisions of this resolution and the provisions of the Master Equipment Lease and any Lease Schedules;

     5. the Company is hereby authorized to sell Collateral to Hongkong Bank of Canada, and to execute any documents and instruments for such purpose, including Bills of Sale.

     I, YIE WIE DING  hereby  certify  under  the  corporate  seal of  MULTICORP
MOLDINGS INC. (the "Company") on behalf of the Company that I am the duly appointed Secretary of the Company and that the foregoing is a true copy of a resolution of the directors of the Company duly passed on the 3rd day of MARCH , 1998, which resolution is presently in full force and effect.

DATED the 3RD day of MARCH , 1998.

                                           MULTICORP HOLDINGS INC.


                                           /s/ Alex Ding
                                           -------------------------------------
                                           Secretary

                                                                    EXHIBIT 10.1


RESOLUTION OF THE DIRECTORS OF GLAS-AIRE INDUSTRIES GROUP LTD. (the "COMPANY")
           CONSENTED TO IN WRITING AS OF THE 3RD DAY OF MARCH , 1998.

          WHEREAS the Company is not presently insolvent

          AND WHEREAS the Directors are of the opinion that the providing of an Indemnity to Hongkong Bank of Canada ("HKBCL") in respect of the obligations of Glas-Aire Industries Group Ltd. to Hongkong Bank of Canada pursuant to a certain Master Equipment Lease is in the best interests of the Company.

          RESOLVED that the Company provide to HKBCL an Indemnity on the terms of the Indemnity Agreement attached hereto and that the _________________________ be and is hereby authorized on behalf of the Company to execute and deliver the said Indemnity Agreement and to execute such other documents and do all such other acts and things as may be necessary to effect the giving of the Indemnity.

          AND BE IT FURTHER RESOLVED that the _______________________ of the Company is hereby authorized for and in the name of the Company to execute and deliver, under the common seal of the Company, all such other instruments and writings and to perform and do all such other acts and things as he, in his absolute discretion, may consider to be necessary, desirable or useful for the purpose of giving effect to this resolution or as may be required by HKBCL for such purpose.

          The above resolutions are hereby consented to.

                                   CERTIFICATE

I, the undersigned Officer of the Company, do hereby certify under the seal of the Company that the foregoing is a true and correct copy of a resolution passed and adopted by the directors of the Company in strict accordance with the constitution of the Company and the said resolution is at this date in full force and effect and is wholly unrevoked and unamended.

DATED at the _______________________ of VANCOUVER in the Province of British Columbia, this 3rd day of MARCH, 1998.

                                            GLAS-AIRE INDUSTRIES GROUP LTD.


                                            /S/ Alex Ding, President
                                            ------------------------------------

                                                                    EXHIBIT 10.1


     Name of Company: Multicorp Holdings Inc.

     Resolution of the directors of the Company authorizing the lease, from time to time, from Hongkong Bank of Canada of personal, movable and/or other property.

     WHEREAS it is in the interest of the Company to lease from Hongkong Bank of
Canada  from  time  to  time,   personal  movable  and/or  other  property  (the
"Collateral");

     NOW THEREFORE BE IT RESOLVED THAT:

     1. the Company is hereby authorized to lease, from time to time, Collateral from Hongkong Bank of Canada",

     2. for such purpose the Company is hereby authorized to enter into an agreement (the "Master Equipment Lease") to be dated on or about the 3rd day of MARCH , 1998 between the Company and Hongkong Bank of Canada, whereby the Company agrees on the terms and subject to the conditions therein set forth, to lease Collateral from time to time from Hongkong Bank of Canada;

     3. the Company is hereby authorized, from time to time, to enter into agreements (the "Lease Schedules") between the Company and Hongkong Bank of Canada, whereby the Company agrees, on the terms and subject to the conditions set forth therein and in the Master Equipment Lease, to lease Collateral described therein from Hongkong Bank of Canada, each such Lease Schedule constituting a schedule to and incorporating by reference, the Master Equipment Lease;

     4. the draft Master Equipment Lease (a copy of which has been presented to this meeting) is hereby approved and any one officer or director or any officer and director acting alone is hereby authorized to execute a Master Equipment Lease, substantially in the form of the said draft Master Equipment Lease, with such variations as such officers may approve, such approval to be conclusively deemed to be proved by their execution thereof, and such other documents and instruments, including Lease Schedules, whether under the corporate seal of the Company or otherwise, and to do all such acts and things as in their opinion may be necessary or advisable to effect the provisions of this resolution and the provisions of the Master Equipment Lease and any Lease Schedules;

     5. the Company is hereby authorized to sell Collateral to Hongkong Bank of Canada, and to execute any documents and instruments for such purpose, including Bills of Sale.

     I, YIE WIE DING  hereby  certify  under  the  corporate  seal of  MULTICORP
HOLDINGS INC. (the "Company") on behalf of the Company that I am the duly appointed Secretary of the Company and that the foregoing is a true copy of a resolution of the directors of the Company duly passed on the 3rd day of MARCH , 1998, which resolution is presently in full force and effect.

DATED the 3RD day of MARCH

                                          MULTICORP HOLDINGS INC.



                                          /S/ Alex Ding, Secretary
                                          --------------------------------------

                                                                    EXHIBIT 10.1


RESOLUTION OF THE DIRECTORS OF GLAS-AIRE INDUSTRIES LTD. (the "COMPANY") CONSENTED TO IN WRITING AS OF THE 3RD, DAY OF MARCH , 1998.

          WHEREAS the Company is not presently insolvent

          AND WHEREAS the Directors are of the opinion that the providing of an Indemnity to Hongkong Bank of Canada ("HKBCL") in respect of the obligations of Glas-Aire Industries Ltd. to Hongkong Bank of Canada pursuant to a certain Master Equipment Lease is in the best interests of the Company.

          RESOLVED that the Company provide to HKBCL an Indemnity on the terms of the Indemnity Agreement attached hereto and that the be and is hereby authorized on behalf of the Company to execute and deliver the said Indemnity Agreement and to execute such other documents and do all such other acts and things as may be necessary to effect the giving of the Indemnity.

          AND BE IT FURTHER RESOLVED that the of the Company is hereby authorized for and in the name of the Company to execute and deliver, under the common seal of the Company, all such other instruments and writings and to perform and do all such other acts and things as he, in his absolute discretion, may consider to be necessary, desirable or useful for the purpose of giving effect to this resolution or as may be required by HKBCL for such purpose.

The above resolutions are hereby consented to.

                                   CERTIFICATE

I, the undersigned Officer of the Company, do hereby certify under the seal of the Company that the foregoing is a true and correct copy of a resolution passed and adopted by the directors of the Company in strict accordance with the constitution of the Company and the said resolution is at this date in full force and effect and is wholly unrevoked and unamended.

DATED at the ___________________ of VANCOUVER in the Province of British Columbia, this 3rd day of MARCH, 1998.



                                             GLAS-AIRE INDUSTRIES LTD.


                                             /s/ Alex Ding, Secretary
                                             -----------------------------------

                                                                    EXHIBIT 10.1


                         Certificate of the Secretary of
                             MULTICORP HOLDINGS INC.

                  setting forth signing officers and directors
                   with an example of each of their respective
                                   signatures.

     NAME                      OFFICE HELD              SIGNATURE
     ----                      -----------              ---------

     OMEN ESEN                 DIRECTORS                /s/ Omer Esen
                                                        ------------------------

     YIE WIE DING              DIRECTORS                /s/ Yie Wie Ding
                                                        ------------------------

I, YIE WIE DING , hereby certify under the corporate seal of MULTICORP HOLDINGS INC. (the "Company") that:

a)   I am the duly appointed Secretary of the Company;

b) the foregoing is a list setting forth the names of officers and directors of the Company who are authorized to sign documents, with an example of each of their respective signatures, in particular such officers and directors are authorized to execute a Master Equipment Lease between the Company and Hongkong Bank of Canada pursuant to which the Company may lease equipment from time to time from Hongkong Bank of Canada, and to execute Lease Schedules from time to time thereunder, and any other documents required in connection therewith;

c) there are no restrictions in the Company's Articles or By-Laws, or any Unanimous Shareholders Agreement, which prohibit or otherwise restrict the Directors from creating a security interest in any property of the Company, presently owned or subsequently acquired, to secure any obligation of the Company;

d) the Company is a corporation duly incorporated and organized, validly existing and in good standing under the laws of British Columbia.

     DATED the 3RD day of MARCH , 1998.

                                               MULTICORP HOLDINGS INC.


                                               /s/ Alex Ding, Secretary
                                               ---------------------------------

                                                                    EXHIBIT 10.1

                     BUSINESS PRE-AUTHORIZED DEBIT AUTHORITY


Bank:                      HONGKONG BANK OF CANADA

Bank Address:              20045 LANGLEY BY-PASS
                           LANGLEY B.C. V3A 8R6

Full Name of Lessee:       MULTICORP HOLDINGS, INC.

Lessee Address:            3138 GRANDVIEW HIGHWAY
                           VANCOUVER, B.C. V5M 3E9


                      Re: Hongkong Bank of Canada (Lessor!


You are hereby authorized to pay and debit to the account of the undersigned all payments purporting to be drawn on our behalf payable to the above mentioned Lessor presented to you for payment. Such payments may be in the form of magnetic or computer-produced paper tape in which case you are authorized to treat them as if they were signed by us.

In consideration of your acting upon this authorization, we agree that you not be liable for any loss or damage incurred as a result of anything done or to be done pursuant to this authorization.

If this account is transferred to another branch/bank, this authorization shall b, directed there and shall be of the same force and effect as if it had originally been delivered to that branch/bank. This authorization may be revoked by the undersigned giving ten days' written notice to the branch at which the account is being maintained at the date of such notice.

Date: MARCH 3, 1998                        Per: /s/ Alex Ding, Secretary
                                               -------------------------

                                           Alex Yie Wie Ding
                                           -------------------------------------
                                           Please Print Name

                                           Per: /s/ Omer Esen, General Manager
                                               ---------------------------------

                                           Omer Esen
                                           -------------------------------------